Portico MicroCap Fund



Supplement dated July 2, 1997

to the Prospectus dated February 28, 1997



      Beginning on July 15, 1997, the Fund will open and offer shares for purchase by new and current investors. Thereafter, the Fund intends to close itself to new investors and additional share purchases by current investors (except for reinvestment of the Fund's dividends) at the adviser's discretion, based upon various factors, including assets under management and current investment opportunities. Although the adviser reserves the right to close the Fund to share purchases at any time and at any asset level, it is currently anticipated that the Fund will close for share purchases (except for reinvestment of the Fund's dividends) at any time after assets under management enter the range between $105 million and $125 million.



      Prior to July 15, 1997, B.C. Ziegler and Company may solicit purchase orders, including non-binding indications of interest prior to actual confirmation of orders. In order to purchase shares of the Fund on July 15, 1997, the Fund's transfer agent or Elan Investment Services, Inc. must receive a purchase order together with payment in good form on July 15, 1997 before 3:00 p.m. (Central Time). Payment for the purchase of shares will not be accepted before July 15, 1997. For more information on share purchases, see "How to Purchase Retail Shares" and "How to Purchase Institutional Shares" in the Fund's prospectus dated February 28, 1997.